APPLIFE DIGITAL SOLUTIONS, INC.

SUBSCRIPTION AGREEMENT

APPLife Digital Solutions, Inc.

50 California St.

Suite 1500

San Francisco, CA 9411

RE:  APPLife Digital Solutions, Inc. Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2021, of APPLife Digital Solutions, Inc., a Nevada corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $_____ per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

Purchaser Information:

Printed Name:  ____________________________

Signature:____________________________

Date:____________________________

Address:____________________________

____________________________

____________________________

The foregoing Subscription is hereby accepted in full on behalf of APPLife Digital Solutions, Inc.

Date: ___________________

APPLIFE DIGITAL SOLUTIONS, INC.:

By:

Name:Matthew Reid

Title:President & CEO